Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Robert F. Kerris, state and attest that:

(1)	I am the Chief Financial Officer of Ebix, Inc. (the “Registrant”).
(2)
In connection with the amended Quarterly Report of the Registrant on Form 10-Q for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented.

By:	/s/ Robert Kerris
Name: Robert Kerris
Chief Financial Officer
August 11, 2014